SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           UNION ACCEPTANCE CORPORATION
                (Name Of Registrant As Specified In Its Charter)

                          UNION ACCEPTANCE CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                     [LOGO]

                           250 North Shadeland Avenue
                           Indianapolis, Indiana 46219
                                 (317) 231-6400

                           PROXY STATEMENT SUPPLEMENT


Dear Shareholder:

     The 2001 Annual Meeting of Shareholders of Union Acceptance Corporation ("Company") is scheduled for 10:00 A.M., Indianapolis time, November 13, 2001, at the Company's headquarters. You previously received the Company's Proxy Statement relating to the solicitation of proxies by the Board of Directors for the Annual Meeting and the Company's 2001 Annual Report.

     Your vote is important. If you have not already done so, please submit your proxy by mailing your proxy card previously provided, or by telephone or over the Internet. For the reasons set forth in the Proxy Statement, the Board of Directors recommends that you vote "FOR" all proposals.

     Supplemental   Information.   The  Company's   Proxy  Statement  is  hereby
supplemented with the following information:

          On October 25, 2001, the Company announced that Michael G. Stout, the Company's Chairman has been appointed Chief Executive Officer and President of the Company. John M. Stainbrook, President of the Company, has resigned as an officer and director of the Company. Accordingly, Mr. Stainbrook will not stand for election to the Board of Directors at the 2001 Annual Meeting and will not be nominated for election at the meeting. The Board of Directors has not identified a replacement nominee for director; therefore, only eight (8) directors will be elected at the Annual Meeting instead of nine (9). Consequently, any direction contained in a proxy received by the Company to vote shares in favor of the election of Mr. Stainbrook will be disregarded. All other appropriate voting directions in valid proxies timely received will be honored.

     Shareholders who have previously submitted their proxies need not take any action unless they wish to revoke their proxy and change their vote on any matter. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company (250 North Shadeland Avenue, Indianapolis, Indiana 46219) written notice thereof,
(ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                          By Order of the Board of Directors,


                                          /s/ Leeanne W. Graziani
                                          ------------------------------
                                          Leeanne W. Graziani, Secretary

Indianapolis, Indiana
October 25, 2001

     IF YOU HAVE QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CALL D.F. KING & CO., INC., OUR PROXY SOLICITOR, TOLL-FREE AT 1-800-290-6430.

PROXY                     UNION ACCEPTANCE CORPORATION                     PROXY
               Proxy Solicited on Behalf of the Board of Directors
            For The Annual Meeting of Shareholders-November 13, 2001


     The undersigned appoints Rick A. Brown and Leeanne W. Graziani, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the shares of Class A and Class B Common Stock of Union Acceptance Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders thereof to be held at 250 North Shadeland Avenue, Indianapolis, Indiana, on Tuesday, November 13, 2001, at 10:00 a.m., Indianapolis time, or at any adjournment thereof.

     Unless otherwise marked, this proxy will be voted FOR the election of the nominees named, and FOR each of the other proposals identified on the reverse side. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                    USING THE ENCLOSED ENVELOPE OR FOLLOW THE
                   TELEPHONE OR INTERNET VOTING INSTRUCTIONS
                              ON THE REVERSE SIDE


COMMENTS:_______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                 (If you noted comments above, please mark the
                     corresponding box on the reverse side)


                  (Continued and to be signed on reverse side.)


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

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
                          UNION ACCEPTANCE CORPORATION

                                                                                                For      Withhold      For all
1.  Election of Directors                                                                       All         All        Except

Nominees:

01-John M. Davis, 02-John M. Eggemeyer, III, 03-Thomas C. Heagy,
04-William E. McKnight, 05-Donald A. Sherman, 06-[Reference to John M. Stainbrook stricken],    [ ]         [ ]          [ ]
07-Michael G. Stout, 08-Richard D. Waterfield, 09-Thomas M. West


To withhold authority to vote,
mark "For All Except" and write
the nominee's number on the line below.

_________________________________


                                                        For   Against    Abstain

Vote On Proposals

2.     Ratification of Deloitte & Touche LLP as         [ ]     [ ]        [ ]
       auditors for the six-month transition period ending December 31, 2001.

3.     Approval of Amendment to Union Acceptance        [ ]     [ ]        [ ]
       Corporation 1999 Incentive Stock Plan

4.     Charter Amendment: Elimination of Class B        [ ]     [ ]        [ ]
       voting preference in Election of Directors;
       Election of Directors in Three Classes.

5.     Charter Amendment: Increase in the Number        [ ]     [ ]        [ ]
       of Authorized Shares

6.     Charter Amendment: Limitation of Indemnity       [ ]     [ ]        [ ]




                                        The undersigned  acknowledges receipt of
                                        the   Notice   of  Annual   Meeting   of
                                        Shareholders and the Proxy Statement.

                                        If you plan on attending the meeting,
                                        please check box to the right.      [ ]

                                        For comments, please check the box and
                                        write them on the back where
                                        indicated                           [ ]

                                        Please  sign  exactly  as name  appears.
                                        Joint    owners    should    each   sign
                                        personally. Where applicable, indicate your official position or representation capacity.


                                        Dated: ___________________________, 2001




                                        ________________________________________
                                        Signature


                                        Dated: ___________________________, 2001



                                        ________________________________________
                                        Signature (Joint Owner)

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                              FOLD AND DETACH HERE

[UAC LOGO]
Union Acceptance Corporation
250 N. Shadeland Avenue
Indianapolis, Indiana 46219



               IF YOU WISH TO VOTE BY TELEPHONE OR THE INTERNET,
                      PLEASE READ THE INSTRUCTIONS BELOW.



VOTE BY PHONE -- 1-800-690-6903

     Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, November 12, 2001. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET -- www.proxyvote.com

     Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, November 12, 2001. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

     Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Union Acceptance Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

     Do not return your proxy card if you voted by Telephone or the Internet